Business transactions	12 Months Ended
Dec. 31, 2021
Disclosure Of Business transactions [Abstract]
Disclosure Of Business Transactions Explanatory [Text Block]

Note 36     Business transactions

36.1 Acquisition of Amerisur Resources Plc

On January 16, 2020, GeoPark acquired the 100% share capital of Amerisur Resources Plc, a company listed on the Alternative Investment Market (“AIM”) of the London Stock Exchange. After the acquisition, the company was delisted and its name changed to Amerisur Resources Limited. The principal activities of Amerisur Resources Limited and its subsidiaries (“Amerisur”) are exploration, development and production for oil and gas reserves in Latin America. Amerisur owns thirteen production, development and exploration blocks in Colombia (twelve operated blocks in the Putumayo basin and one non-operated block in the Llanos basin) and an export oil pipeline from Colombia to Ecuador named Oleoducto Binacional Amerisur (“OBA”).

GeoPark paid a cash consideration of US$ 314,163,077 at the transaction date.

In accordance with the acquisition method of accounting, the acquisition cost was allocated to the underlying assets acquired and liabilities assumed based primarily upon their estimated fair values at the date of acquisition. An income approach (being the net present value of expected future cash flows) was adopted to determine the fair values of the mineral interest. Estimates of expected future cash flows reflect estimates of projected future revenues, production costs and capital expenditures based on our business model. The excess of acquisition cost, if any, over the net identifiable assets acquired represents goodwill.

The following table summarizes the combined consideration paid for the acquired business and the final allocation of fair value of the assets acquired and liabilities assumed for the abovementioned transaction:

Amounts in US$‘000	Total
Cash	314,163
Total consideration	314,163
Property, plant and equipment (including mineral interest)	276,988
Right-of-use assets	16,674
Deferred income tax asset	4,071
Prepayments and other receivables	30,024
Trade receivables	5,964
Inventories	4,128
Other assets	5,991
Cash and cash equivalents	41,828
Lease liabilities	(17,851)
Provision for other long-term liabilities	(16,519)
Current income tax liability	(3,426)
Trade and other payables	(33,709)
Total identifiable net assets	314,163

Considering that Amerisur issues financial information on a monthly basis, the Group has considered the identified assets and liabilities as of December 31, 2019. If the purchase price allocation exercise had been carried out as of January 16, 2020, it would not have deferred significantly.

Since the acquisition date, Amerisur contributed revenue of US$ 42,855,000 and net loss of US$ 5,523,000 within the Consolidated Statement of Income for the year ended December 31, 2020.

36.2 Brazil

36.2.1 Manati Block

On November 22, 2020, GeoPark signed an agreement to sell its 10% non-operated working interest in the Manati Block in Brazil. The total consideration amounts to Brazilian Real 144,400,000 (equivalent to US$ 27,787,000 as of December 31, 2020), including a fixed payment of Brazilian Real 124,400,000 plus an earn-out of Brazilian Real 20,000,000, which is subject to obtaining certain regulatory approvals. The transaction is subject to certain conditions that should be met before March 31, 2022, including the acquisition by the acquirer of the remaining working interest and operatorship of the Manati gas field, and other regulatory approvals. As of the date of these Consolidated Financial Statements, these conditions have not been met.

36.2.2 REC-T-128 Block

In July 2020, GeoPark initiated a farm-out process to sell its 70% interest in the non-producing REC-T-128 Block in Brazil. On March 1, 2021, the farm-out agreement was signed. The total consideration is US$ 1,100,000, plus a contingent payment of up to US$ 710,000. The closing of the transaction took place in May 2021, after the corresponding customary regulatory approvals.

36.3 Argentina

36.3.1 Aguada Baguales, El Porvenir and Puesto Touquet Blocks

In August 2021, the Company’s Board of Directors approved the decision to evaluate farm-out or divestment opportunities to sell its 100% working interest and operationship in the Aguada Baguales, El Porvenir and Puesto Touquet Blocks in Argentina, including the associated gas transportation license through the Puesto Touquet pipeline. Several local and international companies have participated in the process and submitted binding offers in September 2021.

On November 3, 2021, GeoPark signed a sale and purchase and assignment agreement for a total consideration of US$ 16,000,000, subject to working capital adjustments. GeoPark has collected an advance payment of US$ 1,600,000. The closing of the transaction took place on January 31, 2022, after the corresponding regulatory approvals and GeoPark received the remaining outstanding payment.

As of December 31, 2021, the amount of Property, plant and equipment related to the blocks and the liabilities associated with them have been classified as held for sale. Immediately before the classification as held for sale, the recoverable amount of the blocks was estimated and an impairment reversal of US$ 13,307,000 was recognized in the Consolidated Statement of Income. The reversal was limited so that the carrying amount of the blocks does not exceed the lower of its recoverable amount, or the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the blocks in prior years (see Note 37).

36.4 Peru

36.4.1 Morona Block

On July 15, 2020, GeoPark notified its irrevocable decision to retire from the non-producing Morona Block (Block 64) in Peru, due to extended force majeure, which allows for the termination of the license contract. On April 6, 2021, the final agreement with Petroperu was signed and, on May 31, 2021, the joint operation agreement was terminated. On September 28, 2021, the supreme decree approving the assignment was issued by the Peruvian Government, and the public deed corresponding to that assignment was finally executed by GeoPark and Petroperu on November 15, 2021. Consequently, from such date, all the rights and obligations under the Morona Block license contract are the exclusive responsibility of Petroperu.

During 2020, the Group recognized an impairment of its Property, plant and equipment for a total amount of US$ 33,976,000, wrote-down VAT credits for US$ 6,017,000 and Deferred income tax asset for US$ 8,353,000, recognizing those charges within Other expenses and Income tax expenses, respectively, in the Consolidated Statement of Income, and recognized a provision for environmental obligations for a present value of US$ 1,886,000, with impact in Other expenses in the Consolidated Statement of Income.